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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2002


                              Open Text Corporation
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             (Exact name of Registrant as specified in its charter)


           Ontario                     0-27544                   98-0154400
 ---------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


           185 Columbia Street West, Waterloo, Ontario, Canada N2L5Z5
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                    (Address of principal executive offices)


                                 (519) 888-7111
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               Registrant's telephone number, including area code


Exhibit Index Located on Page 4

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Item 2:  Acquisition or Disposition of Assets

         On November 1, 2002, Open Text Corporation ("Open Text") acquired all of the issued and outstanding shares of Centrinity for cash consideration of CDN $1.26 per share pursuant to an amalgamation. Open Text's press release (the "Press Release"), announcing the completion of the acquisition is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

The following financial statements, pro forma financial information and exhibits are filed as part of this Report on Form 8K, where indicated:

         (a) Financial Statements of Businesses Acquired. None. The required financial statements will be filed not later than 60 days from the date hereof.

         (b) Pro Forma Financial Information. None The required financial statements will be filed not later than 60 days from the date hereof.

         (c)      Exhibits.


Exhibit No.       Description
-----------       -----------

      99.1        Press Release issued by Open Text on November 1, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             OPEN TEXT CORPORATION



November 18, 2002                            By:  /s/ P. Thomas Jenkins
                                                  -----------------------------
                                                  P. Thomas Jenkins
                                                  Chief Executive Officer

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                                  Exhibit Index

Exhibit No.    Description
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   99.1        Press Release issued by Open Text on November 1, 2002.